Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Engility Holdings, Inc. (“Engility”) on Form 10-Q for the quarter ended April 1, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Lynn A. Dugle, Chief Executive Officer, and Wayne M. Rehberger, Senior Vice President and Chief Financial Officer, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Engility.

Date: May 5, 2016

/s/ Lynn A. Dugle	/s/ Wayne M. Rehberger
Lynn A. Dugle	Wayne M. Rehberger
Chief Executive Officer	Senior Vice President and Chief Financial Officer